SUPPLEMENT DATED MARCH 1, 1998 TO
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997

Citicorp Life Variable Annuity Separate Account
Citicorp Life Insurance Company

Individual Flexible Premium Deferred Variable Annuity Contracts

Effective March 2, 1998, the section of the Statement of Additional Information captioned Average Annual Total Returns is amended to include the following:

From time to time we may quote average annual total returns and cumulative total returns for subaccounts that reflect the election of the Guaranteed Minimum Income Benefit option. Such performance information will be calculated in exactly the same way as the standardized average annual total returns and standardized cumulative total returns described in the accompanying prospectus but for the inclusion of the Guaranteed Minimum Income Benefit Charge. For purposes of calculating both standardized and non-standardized total returns, we deduct a mortality and expense risk charge equal to 1.25% of Citicorp Life Variable Annuity Separate Account ("Separate Account") assets on an annual basis. Such charge represents the mortality and expense risk charge assessed under the Contract through fiscal year ended December 31, 1997. Effective March 2, 1998, the mortality and expense risk charge equals 0.84% of Separate Account assets on an annual basis.

Based on the method of calculation described in the accompanying prospectus and the election of the Guaranteed Minimum Income Benefit option, the Standardized Average Annual Total Returns for the subaccounts available under the option for the period ending December 31, 1996 would have been:

Guaranteed Minimum Income Benefit Option
Subaccount Standardized
Average Annual Total Return Table


Guaranteed Minimum Income Benefit Option      	For the 		For the 		For the
Subaccount				                                	one-year 	5-year  		period
(date of inception of corresponding portfolio)	period	  	period	  	from
					                                         	ending  		ending  		inception to
					                                          12/31/96		12/31/96 	12/31/96

VARIABLE ANNUITY PORTFOLIOS
CitiSelect VIP Folio 400 (11/25/96)	          	N/A	     	N/A     		N/A
CitiSelect( VIP Folio 500 (11/25/96)         		N/A     		N/A     		N/A
CitiFunds Small Cap Growth VIP 		             	N/A     		N/A     		N/A
	Portfolio (11/25/96)
	(formerly Landmark Small Cap
	Equity VIP Fund)

AIM VARIABLE INSURANCE FUNDS, INC
Capital Appreciation Fund (5/05/93)	           	9.00%  		N/A      	16.61%
Growth Fund (5/05/93)			                       	9.47%	  	N/A      	12.48%
International Equity Fund (5/05/93)	          	11.29%   	N/A      	11.18%
Value Fund (5/05/93)		                        		6.62%  		N/A     		15.16%
Growth and Income Fund (5/02/94)	             	11.19%  		N/A     		15.12%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND
Growth Portfolio (10/9/86)		                   	6.34%	  	12.85%	  	12.50%
Equity Income Portfolio (10/9/86)		            	5.94%	  	15.61%	  	11.14%
Overseas Fund (1/28/87)			                     	4.89%	   	6.96%	   	5.71%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND II
Contrafund Portfolio (1/03/95)		              	12.37%	   N/A     		24.07%
Index 500 Portfolio(8/27/92)		                	13.25%  		N/A     		13.99%

MFS VARIABLE INSURANCE TRUST
Research Series (7/26/95)			                  	13.40%  		N/A     		16.39%
Emerging Growth Series (7/24/95)		             	8.48%  		N/A     		17.55%

Based on the method of calculation described in the accompanying prospectus and the election of the Guaranteed Minimum Income Benefit option, the Cumulative Total Returns for the subaccounts available under the option for the period ending December 31, 1996 would have been:

Guaranteed Minimum Income Benefit Option
Subaccount Standardized
Cumulative Total Return Table


Guaranteed Minimum Income Benefit Option      For the 		For the 		For the
Subaccount			                                 one-year 	5-year  		period
(date of inception of corresponding portfolio)period 	 	period  		from
					                                         ending 	 	ending  		inception to
 				                                       		12/31/96 	12/31/96 	12/31/96

VARIABLE ANNUITY PORTFOLIOS
CitiSelect( VIP Folio 400 (11/25/96)          		N/A     		N/A     		N/A
CitiSelect( VIP Folio 500 (11/25/96)	          	N/A     		N/A     		N/A
CitiFunds Small Cap Growth VIP 	              		N/A     		N/A     		N/A
	Portfolio (11/25/96)
	(formerly Landmark Small Cap
	Equity VIP Fund)

AIM VARIABLE INSURANCE FUNDS, INC.
Capital Appreciation Fund (5/05/93)	          	9.00%    		N/A	     	74.97%
Growth Fund (5/05/93)			                      	9.47%	    	N/A	     	53.79%
International Equity Fund (5/05/93)	         	11.29%    		N/A	     	47.38%
Value Fund (5/05/93)		                       		6.62%    		N/A     		67.62%
Growth and Income Fund (5/02/94)            		11.19%	    	N/A     		45.62%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND
Growth Portfolio (10/9/86)	                  		6.34%    	82.99%   	233.97%
Equity Income Portfolio (10/9/86)	           		5.94%  		106.52%   	194.82%
Overseas Fund (1/28/87)			                    	4.89%    	39.97%	   	73.63%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND II
Contrafund Portfolio (1/03/95)		             	12.37%    		N/A     		53.76%
Index 500 Portfolio (8/27/92)		              	13.25%	    	N/A	     	76.70%

MFS VARIABLE INSURANCE TRUST
Research Series (7/26/95)		                 		13.40%    		N/A	     	24.35%
Emerging Growth Series (7/24/95)		            	8.48%	    	N/A     		26.24%

From time to time we may also quote average annual total returns and cumulative total returns for subaccounts that reflect the election of the Guaranteed Minimum Income Benefit option and do not reflect the surrender charge or the Annual Contract Fee. Such performance information will be calculated in exactly the same way as the Non-Standardized Average Annual Total Returns and Non-Standardized Cumulative Total Returns described in the accompanying prospectus but for the inclusion of the Guaranteed Minimum Income Benefit Charge.

Based on the method of calculation described in the accompanying prospectus and the election of the Guaranteed Minimum Income Benefit option, the Non-Standardized Average Annual Total Returns for the subaccounts under the option for the period ending December 31, 1996 would have been:

Guaranteed Minimum Income Benefit Option
Subaccount Non-Standardized
Average Annual Total Return Table


Guaranteed Minimum Income Benefit Option     	For the	 	For the		For the
Subaccount		                               			one-year		5-year	 	period
(date of inception of corresponding portfolio)period	  	period 		from
					                                        	ending  		ending	 	inception to
					                                        	12/31/96 	12/31/96	12/31/96

VARIABLE ANNUITY PORTFOLIOS
CitiSelect( VIP Folio 400 (11/25/96)	          	N/A     		N/A	    	N/A
CitiSelect( VIP Folio 500 (11/25/96)	          	N/A	     	N/A    		N/A
CitiFunds Small Cap Growth VIP		               	N/A     		N/A    		N/A
	 Portfolio (11/25/96)
	(formerly Landmark Small Cap
	 Equity VIP Fund)

AIM VARIABLE INSURANCE FUNDS, INC.
Capital Appreciation Fund (5/05/93)	         	16.35%	     N/A   	17.82%
Growth Fund (5/05/93)			                     	15.85%    		N/A  		13.74%
International Equity Fund (5/05/93)         		17.77%	    	N/A	  	12.42%
Value Fund (5/05/93)			                      	12.83%    		N/A  		16.44%
Growth and Income Fund (5/02/94)	            	17.67%	    	N/A  		17.26%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND
Growth Portfolio (10/9/86)		                 	12.53%  		12.97% 		12.63%
Equity Income Portfolio (10/9/86)		          	12.11%	  	15.74% 		11.27%
Overseas Fund (1/28/87)			                   	11.00%	   	7.08%	  	5.83%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND II
Contrafund Portfolio (1/03/95)		             	18.92%   		N/A	   	27.72%
Index 500 Portfolio (8/27/92) 		             	19.85%	   	N/A		   14.84%

MFS VARIABLE INSURANCE TRUST
Research Series (7/26/95)			                 	20.01%   		N/A   		21.11%
Emerging Growth Series (7/24/95)		           	14.80%   		N/A   		22.30%

Based on the method of calculation described in the accompanying prospectus and the election of the Guaranteed Minimum Income Benefit option, the Non-Standardized Cumulative Total Returns for the subaccounts under the option for the period ending December 31, 1996 would have been:

Guaranteed Minimum Income Benefit Option
Subaccount Non-Standardized
Cumulative Total Return Table


Guaranteed Minimum Income Benefit Option     	For the	 	For the 		For the
Subaccount				                               	one-year		5-year 	 	period
(date of inception of corresponding portfolio	period	  	period	  	from
					                                        	ending	  	ending	  	inception to
					                                        	12/31/96 	12/31/96 	12/31/96

VARIABLE ANNUITY PORTFOLIOS
CitiSelect( VIP Folio 400 (11/25/96)          		N/A      	N/A	      	N/A
CitiSelect( VIP Folio 500 (11/25/96)	          	N/A	     	N/A      		N/A
CitiFunds Small Cap Growth VIP		               	N/A     		N/A      		N/A
	 Portfolio (11/25/96)
	(formerly Landmark Small Cap
	 Equity VIP Fund)

AIM VARIABLE INSURANCE FUNDS, INC.
Capital Appreciation Fund (5/05/93)         		15.35%    		N/A 	    	82.24%
Growth Fund (5/05/93)			                     	15.85%    		N/A	     	60.18%
International Equity Fund (5/05/93)	         	17.77%    		N/A     		53.51%
Value Fund (5/05/93)		                      		12.83%	    	N/A	     	74.59%
Growth and Income Fund (5/02/94)	            	17.67%	    	N/A	     	52.94%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND
Growth Portfolio (10/9/86)		                 	12.53%	    	84.02% 		237.80%
Equity Income Portfolio (10/9/86)		          	12.11%   		107.68%  	198.20%
Overseas Fund (1/28/87)			                   	11.00%    		40.75%  		75.56%

FIDELITY VARIABLE INSURANCE PRODUCTS
 FUND II
Contrafund Portfolio (1/03/95)		             	18.92%     	N/A     		62.90%
Index 500 Portfolio (8/27/92)		              	19.85%	    	N/A	     	82.48%

MFS VARIABLE INSURANCE TRUST
Research Series (7/26/95)			                 	20.01%    		N/A	     	31.66%
Emerging Growth Series (7/24/95)	           		14.80%    		N/A	     	33.66%